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                                                                     Rule 482 Ad
                                                      Registration No. 002-87775
                                                                        811-4815

                                                        [CUNA MUTUAL GROUP LOGO]



September 10, 2007


<<CEO/President>>
<<Credit Union Name>>
<<Address>>
<<City, State, Zip>>


Dear << CEO/President>>:


Preparing for retirement can be challenging. That's why we are continually improving your retirement plans in order to better serve you and your employees. To make planning as simple as possible for your retirement plan participants, CUNA Mutual Group is introducing three new TARGET RETIREMENT INVESTMENT ACCOUNTS*, effective October 5, 2007.

WHAT IS A TARGET RETIREMENT INVESTMENT ACCOUNT?
Target Retirement Investment Accounts are professionally managed and adjust the mix of assets based on the amount of time to a participant's anticipated retirement date. The asset allocation over time will migrate from a higher risk profile with higher anticipated returns in a participant's early years to a more conservative profile as a participant approaches retirement. This provides a single investment option that a participant can utilize for their entire retirement investment horizon. It is important to note that the Target Retirement Investment Accounts are different from the currently available Lifestyle Allocation Accounts which are risk based (i.e. conservative, moderate, aggressive) and are not automatically adjusted over time.

ADVANTAGES OF THE NEW TARGET RETIREMENT INVESTMENT ACCOUNTS INCLUDE:
     SIMPLICITY -- One investment choice to make, one investment portfolio to monitor.
     COMPLETE ASSET ALLOCATION -- Investments are allocated and rebalanced on a regular basis to maintain alignment with the account's investment objectives.
     WORRY-FREE -- The Target Retirement portfolios are hand-picked and managed by experienced investment professionals.

Target Retirement Investment Accounts are just a few of the things CUNA Mutual is doing to make retirement planning easier. During the next few months, retirement plans served by CUNA Mutual will enjoy a number of innovations designed to help boost your employees progress to a successful retirement:

     SOPHISTICATED.
          - Interactive, web-based educational videos for participants (COMING SOON)
          - Interactive, web-based Retirement "Road Test" showing participants how much they will need for retirement and more (COMING SOON)
          -    Self-serve participant enrollment training (COMING SOON)
          -    Automatic enrollment (CURRENTLY AVAILABLE)

     SIMPLE.
          -    Behavior-based, Professionally Managed Allocation Investment
               Accounts
               -    Target Retirement Investment Accounts (NEW)
               -    Lifestyle Allocation Investment Accounts (CURRENTLY
                    AVAILABLE)

     GUARANTEED.
          - Lifestyle Allocation Investment Accounts with a guaranteed principal option (COMING SOON)


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Your Plan Administrators will be receiving an email this week regarding the new
Target Retirement Investment Accounts and how participants will be notified and what participants need to do to take advantage of these new funds. For questions regarding your retirement plan, contact your Sales Executive at 800-356-2644 or the Retirement Service Center at 800-999-8786, Option1.

Warm regards,


/s/ Thomas R. Eckert
Thomas R. Eckert
VP, Pensions Operations


* A registration statement relating to the funds has been filed with the Securities and Exchange Commission but has not yet become effective. Fund shares may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, fund shares in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. To obtain a preliminary prospectus for the new funds, call 1-800-999-8786. Investment objectives, risks, charges, expenses and other important information about the funds are contained in the prospectus; read and consider it carefully before investing. Please note that the preliminary prospectus is not final and is therefore subject to change. The final prospectus may be obtained once the registration statement has become effective by calling the toll-free number indicated above. Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations or guaranteed by the financial institution. The funds are distributed by CUNA Brokerage Services, Inc., member FINRA and SIPC.


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